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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                                                  of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 23, 2006, Cordia Corporation, (“Cordia”) a Nevada corporation, held its annual shareholder’s meeting.  The following directors were elected:  Joel Dupré, Kevin Griffo, John Scagnelli, Gandolfo Verra, and Yoshiyasu Takada.  Mr. Dupré was chosen by his peers to continue to serve as Chairman of the Board until the next annual meeting of shareholders.  Departing directors are Wesly Minella who will continue to serve as Cordia’s Secretary and Patrick Freeman who will continue to serve as Cordia’s Chief Technology Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: May 25, 2006                                                                                               Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer